Item 770 – 10f-3 Transactions

RULE 10f-3 REPORT

Name of Fund(s) or other accounts involved:

ALPS/Westport Resources Hedged High Income Fund

1.

Name of Security:  WhiteWave Foods Company 5.375% Senior Notes due 2022

2.

Name of Manager:  Amundi Smith Breeden LLC

3.

Name of Manager’s Affiliated Broker-Dealer(s) from which the Securities Were Acquired:  The securities were acquired from J.P. Morgan Securities LLC.  An affiliated broker-dealer, Credit Agricole CIB, was a member of the underwriting syndicate.

4.

Date of Transaction:  Trade date 09/12/2014; settle date 09/17/2014

5.

Names of the Underwriting Syndicate’s Members:

J.P. Morgan

B of A Merrill Lynch

Morgan Stanley

Credit Agricole CIB

Credit Suisse

MUFG

Rabo Securities

SunTrust Robinson Humphrey

Wells Fargo Securities

6.

Terms of the Transaction:  WhiteWave Foods Company 5.375% Senior Notes due 2022, $500,000,000 issued

7.

Type of Security (check one):

   X    part of an issue registered under the Securities Act of 1933 that is publicly offered

____ part of an issue of government securities (as defined in Section 2(a)(16) of the Investment Company Act of 1940)

____  eligible municipal securities (as defined in Rule 10f-3)

____  securities sold in an eligible foreign offerings (as defined in Rule 10f-3)

____  securities sold in an eligible Rule 144A offering (as defined in Rule 10f-3)

8.

Timing and Price:  (1) The securities specified above were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an eligible foreign offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer).  (2)  If the securities specified above were offered for subscription upon exercise of rights, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminates.

9.

Continuous Operations:  If the securities specified above are part of an issue registered under the Securities Act of 1933 that is publicly offered, are government securities, or are purchased pursuant to an eligible foreign offering or an eligible Rule 144A offering, the issuer of the securities has been in continuous operation for not less than three years, including the operations of any predecessors.

10.

Firm Commitment Underwriting:  The securities specified above were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the securities being offered, except those purchased by others pursuant to a rights offering, if the underwriters purchased any of the securities.

11.

Reasonable Commission:  With respect to the securities specified above, the commission, spread or profit received or to be received by the principal underwriters is reasonable and fair compared to the commission, spread or profit received by other such persons in connection with the underwriting of similar securities being sold during a comparable period of time.

12.

Percentage Limit:  With respect to the securities specified above, the amount of securities of any class of such issue purchased by the Manager, or by two or more investment companies registered under the 1940 Act, having such Manager as investment adviser, does not exceed: (i) if purchased in an offering other than an eligible Rule 144A offering, 25% of the principal amount of the offering of such class; or (ii) if purchased in an eligible Rule 144A offering, 25% of the total amount of:  (A) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus (B) The principal amount of the offering of such class in any concurrent public offering.

13.

Prohibition of Certain Affiliate Transactions:  Purchase was made subject to provision that no part of the purchase will be credited to Credit Agricole CIB or Societe Generale as a syndicate members, or to Credit Agricole Securities (USA) Inc. or SG Americas Securities, LLC as agents.

Item 770 – 10f-3 Transactions

RULE 10f-3 REPORT

Name of Fund(s) or other accounts involved:

ALPS/Westport Resources Hedged High Income Fund

1.

Name of Security:  Davita Healthcare Partners Inc. 5.125% Senior Notes (CUSIP: 239L8KAQ1)

2.

Name of Manager:  Amundi Smith Breeden LLC

3.

Name of Manager’s Affiliated Broker-Dealer(s) from which the Securities Were Acquired:  The securities were acquired from Wells Fargo Securities LLC.  An affiliated broker-dealer, was a member of the underwriting syndicate.

4.

Date of Transaction:  Trade date 06/10/2014; settlement date 06/13/2014

5.

Names of the Underwriting Syndicate’s Members:

Wells Fargo Securities

Barclays

B of A Merrill Lynch

Credit Suisse

Goldman, Sachs & Co.

J.P. Morgan

Morgan Stanley

SunTrust Robinson Humphrey

Credit Agricole CIB

Mitsubishi UFJ Securities

ScotiaBank

SMBC Nikko

6.

Terms of the Transaction:  Davita Healthcare Partners Inc. 5.125% Senior Notes due 2024, $1,750,000,000 issued.

7.

Type of Security (check one):

  X    part of an issue registered under the Securities Act of 1933 that is publicly offered

  ___ part of an issue of government securities (as defined in Section 2(a)(16) of the Investment Company Act of 1940)

____ eligible municipal securities (as defined in Rule 10f-3)

____ securities sold in an eligible foreign offerings (as defined in Rule 10f-3)

____ securities sold in an eligible Rule 144A offering (as defined in Rule 10f-3)

8.

Timing and Price:  (1) The securities specified above were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an eligible foreign offering, for any rights to purchase

Item 770 – 10f-3 Transactions

that are required by law to be granted to existing security holders of the issuer).  (2)  If the securities specified above were offered for subscription upon exercise of rights, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminates.

9.

Continuous Operations:  If the securities specified above are part of an issue registered under the Securities Act of 1933 that is publicly offered, are government securities, or are purchased pursuant to an eligible foreign offering or an eligible Rule 144A offering, the issuer of the securities has been in continuous operation for not less than three years, including the operations of any predecessors.

10.

Firm Commitment Underwriting:  The securities specified above were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the securities being offered, except those purchased by others pursuant to a rights offering, if the underwriters purchased any of the securities.

11.

Reasonable Commission:  With respect to the securities specified above, the commission, spread or profit received or to be received by the principal underwriters is reasonable and fair compared to the commission, spread or profit received by other such persons in connection with the underwriting of similar securities being sold during a comparable period of time.

12.

Percentage Limit:  With respect to the securities specified above, the amount of securities of any class of such issue purchased by the Manager, or by two or more investment companies registered under the 1940 Act, having such Manager as investment adviser, does not exceed: (i) if purchased in an offering other than an eligible Rule 144A offering, 25% of the principal amount of the offering of such class; or (ii) if purchased in an eligible Rule 144A offering, 25% of the total amount of:  (A) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus (B) The principal amount of the offering of such class in any concurrent public offering.

13.

Prohibition of Certain Affiliate Transactions:  Purchase was made subject to provision that no part of the purchase will be credited to Credit Agricole CIB or Societe Generale as a syndicate members, or to Credit Agricole Securities (USA) Inc. or SG Americas Securities, LLC as agents.

Item 770 – 10f-3 Transactions

RULE 10f-3 REPORT

Name of Fund(s) or other accounts involved:

ALPS/Westport Resources Hedged High Income Fund

1.

Name of Security:  American Airlines Pass Through Certificates, Series 2014-1 Class A (CUSIP: 02377AAA6)

2.

Name of Manager:  Amundi Smith Breeden LLC

3.

Name of Manager’s Affiliated Broker-Dealer(s) from which the Securities Were Acquired:  The securities were acquired from Goldman, Sachs & Co.  An affiliated broker-dealer, Credit Agricole Securities, was a member of the underwriting syndicate.

4.

Date of Transaction:  Trade date 09/02/2014, settle date 09/16/2014

5.

Names of the Underwriting Syndicate’s Members:

Goldman, Sachs & Co.

Credit Suisse

Deutsche Bank Securities

Citigroup

B of A Merrill Lynch

Barclays

BNP Paribas

Credit Agricole Securities

J.P. Morgan

6.

Terms of the Transaction:  American Airlines Pass Through Certificates, Series 2014-1 Class A, $741,460,000 issued

7.

Type of Security (check one):

  X     part of an issue registered under the Securities Act of 1933 that is publicly offered

____ part of an issue of government securities (as defined in Section 2(a)(16) of the Investment Company Act of 1940)

____  eligible municipal securities (as defined in Rule 10f-3)

____  securities sold in an eligible foreign offerings (as defined in Rule 10f-3)

____  securities sold in an eligible Rule 144A offering (as defined in Rule 10f-3)

8.

Timing and Price:  (1) The securities specified above were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an eligible foreign offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer).  (2)  If the securities specified above were offered for subscription upon exercise of rights, the

Item 770 – 10f-3 Transactions

securities were purchased on or before the fourth day preceding the day on which the rights offering terminates.

9.

Continuous Operations:  If the securities specified above are part of an issue registered under the Securities Act of 1933 that is publicly offered, are government securities, or are purchased pursuant to an eligible foreign offering or an eligible Rule 144A offering, the issuer of the securities has been in continuous operation for not less than three years, including the operations of any predecessors.

10.

Firm Commitment Underwriting:  The securities specified above were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the securities being offered, except those purchased by others pursuant to a rights offering, if the underwriters purchased any of the securities.

11.

Reasonable Commission:  With respect to the securities specified above, the commission, spread or profit received or to be received by the principal underwriters is reasonable and fair compared to the commission, spread or profit received by other such persons in connection with the underwriting of similar securities being sold during a comparable period of time.

12.

Percentage Limit:  With respect to the securities specified above, the amount of securities of any class of such issue purchased by the Manager, or by two or more investment companies registered under the 1940 Act, having such Manager as investment adviser, does not exceed: (i) if purchased in an offering other than an eligible Rule 144A offering, 25% of the principal amount of the offering of such class; or (ii) if purchased in an eligible Rule 144A offering, 25% of the total amount of:  (A) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus (B) the principal amount of the offering of such class in any concurrent public offering.

13.

Prohibition of Certain Affiliate Transactions:  Purchase was made subject to provision that no part of the purchase will be credited to Credit Agricole CIB as a syndicate member, or to Credit Agricole Securities (USA) Inc. or SG Americas Securities, LLC as agents.

Item 770 – 10f-3 Transactions

RULE 10f-3 REPORT

Name of Fund(s) or other accounts involved:

ALPS/Westport Resources Hedged High Income Fund

1.

Name of Security:  Morgan Stanley Global Medium-Term Notes, Series F, Fixed Rate Subordinated Notes Due 2026

2.

Name of Manager:  Amundi Smith Breeden LLC

3.

Name of Manager’s Affiliated Broker-Dealer(s) from which the Securities Were Acquired:  The securities were acquired from Morgan Stanley & Co., LLC.  An affiliated broker-dealer, SOCIETE GENERALE, was a member of the underwriting syndicate.

4.

Date of Transaction:  Trade date 09/03/2014, settle date 09/08/2014

5.

Names of the Underwriting Syndicate’s Members:

Morgan Stanley

MYFG

ABN AMRO

APTO Partners

Banca IMI

BMO Capital Markets

BNY Mellon Capital Markets, LLC

Commerzbank

HSBC

ING

Keybanc Capital Markets

Llyods Securities

Mischler Financial Group, Inc.

Natixis

Scotiabank

SOCIETE GENERALE

SunTrust Robinson Humphrey

TD Securities

US Bankcorp

6.

Terms of the Transaction:  Morgan Stanley Global Medium-Term Notes, Series F, Fixed Rate Subordinated Notes Due 2026, $2,246,040,000 issued

7.

Type of Security (check one):

  X     part of an issue registered under the Securities Act of 1933 that is publicly offered

____ part of an issue of government securities (as defined in Section 2(a)(16) of the Investment Company Act of 1940)

____  eligible municipal securities (as defined in Rule 10f-3)

Item 770 – 10f-3 Transactions

____  securities sold in an eligible foreign offerings (as defined in Rule 10f-3)

____  securities sold in an eligible Rule 144A offering (as defined in Rule 10f-3)

8.

Timing and Price:  (1) The securities specified above were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an eligible foreign offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer).  (2)  If the securities specified above were offered for subscription upon exercise of rights, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminates.

9.

Continuous Operations:  If the securities specified above are part of an issue registered under the Securities Act of 1933 that is publicly offered, are government securities, or are purchased pursuant to an eligible foreign offering or an eligible Rule 144A offering, the issuer of the securities has been in continuous operation for not less than three years, including the operations of any predecessors.

10.

Firm Commitment Underwriting:  The securities specified above were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the securities being offered, except those purchased by others pursuant to a rights offering, if the underwriters purchased any of the securities.

11.

Reasonable Commission:  With respect to the securities specified above, the commission, spread or profit received or to be received by the principal underwriters is reasonable and fair compared to the commission, spread or profit received by other such persons in connection with the underwriting of similar securities being sold during a comparable period of time.

12.

Percentage Limit:  With respect to the securities specified above, the amount of securities of any class of such issue purchased by the Manager, or by two or more investment companies registered under the 1940 Act, having such Manager as investment adviser, does not exceed: (i) if purchased in an offering other than an eligible Rule 144A offering, 25% of the principal amount of the offering of such class; or (ii) if purchased in an eligible Rule 144A offering, 25% of the total amount of:  (A) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus (B) the principal amount of the offering of such class in any concurrent public offering.

13.

Prohibition of Certain Affiliate Transactions:  Purchase was made subject to provision that no part of the purchase will be credited to Credit Agricole CIB or Societe Generale as a syndicate members, or to Credit Agricole Securities (USA) Inc. or SG Americas Securities, LLC as agents.

Item 770 – 10f-3 Transactions

RULE 10f-3 REPORT

Name of Fund(s) or other accounts involved:

ALPS/Westport Resources Hedged High Income Fund

1.

Name of Security:  California Resources Corporation 6.00% Senior Notes due 2024

2.

Name of Manager:  Amundi Smith Breeden LLC

3.

Name of Manager’s Affiliated Broker-Dealer(s) from which the Securities Were Acquired:  The securities were acquired from Merrill Lynch, Pierce, Fenner & Smith, Inc.  An affiliated broker-dealer, SG Americas Securities, LLC, was a member of the underwriting syndicate.

4.

Date of Transaction:  Trade date 09/11/2014; settle date 10/01/2014

5.

Names of the Underwriting Syndicate’s Members:

Merrill Lynch, Pierce, Fenner, & Smith Incorporated

J.P. Morgan Securities LLC

Citigroup Global Markets Inc.

Wells Fargo Securities, LLC

Goldman, Sachs & Co.

HSBC Securities (USA), Inc.

Morgan Stanley & Co. LLC

Mitsuibishi UFJ Securities (USA), Inc.

U.S. Bancorp Investment, Inc.

BB&T Capital Markets, a division of BB&T Securities, LLC

BBVA Securities Inc.

DNB Markets, Inc.

Mizuho Securities USA Inc.

PNC Capital Markets LLC

Scotia Capital (USA) Inc.

SG Americas Securities, LLC

Banca IMI S.p.A.

BNY Mellon Capital Markets Inc.

SMBC Nikko Securities America, Inc.

6.

Terms of the Transaction:  California Resources Corporation 6.00% Senior Notes due 2024, $2,250,000,000 issued

7.

Type of Security (check one):

   X    part of an issue registered under the Securities Act of 1933 that is publicly offered

____ part of an issue of government securities (as defined in Section 2(a)(16) of the Investment Company Act of 1940)

____  eligible municipal securities (as defined in Rule 10f-3)

Item 770 – 10f-3 Transactions

____  securities sold in an eligible foreign offerings (as defined in Rule 10f-3)

____  securities sold in an eligible Rule 144A offering (as defined in Rule 10f-3)

8.

Timing and Price:  (1) The securities specified above were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an eligible foreign offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer).  (2)  If the securities specified above were offered for subscription upon exercise of rights, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminates.

9.

Continuous Operations:  If the securities specified above are part of an issue registered under the Securities Act of 1933 that is publicly offered, are government securities, or are purchased pursuant to an eligible foreign offering or an eligible Rule 144A offering, the issuer of the securities has been in continuous operation for not less than three years, including the operations of any predecessors.

10.

Firm Commitment Underwriting:  The securities specified above were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the securities being offered, except those purchased by others pursuant to a rights offering, if the underwriters purchased any of the securities.

11.

Reasonable Commission:  With respect to the securities specified above, the commission, spread or profit received or to be received by the principal underwriters is reasonable and fair compared to the commission, spread or profit received by other such persons in connection with the underwriting of similar securities being sold during a comparable period of time.

12.

Percentage Limit:  With respect to the securities specified above, the amount of securities of any class of such issue purchased by the Manager, or by two or more investment companies registered under the 1940 Act, having such Manager as investment adviser, does not exceed: (i) if purchased in an offering other than an eligible Rule 144A offering, 25% of the principal amount of the offering of such class; or (ii) if purchased in an eligible Rule 144A offering, 25% of the total amount of:  (A) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus (B) The principal amount of the offering of such class in any concurrent public offering.

13.

Prohibition of Certain Affiliate Transactions:  Purchase was made subject to provision that no part of the purchase will be credited to Credit Agricole CIB or Societe Generale as a syndicate members, or to Credit Agricole Securities (USA) Inc. or SG Americas Securities, LLC as agents.